EXHIBIT 99.1

LETTER OF TRANSMITTAL

OF

US FOODS, INC.

OFFERS TO EXCHANGE THE NOTES SET FORTH BELOW, EACH OF WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO THE PROSPECTUS DATED                     , 2013:

$975,000,000 AGGREGATE PRINCIPAL AMOUNT OF 8.5% SENIOR NOTES DUE 2019

FOR $975,000,000 AGGREGATE PRINCIPAL AMOUNT OF 8.5% SENIOR NOTES DUE 2019

THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON                     , 2013, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE

“EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 12:00 MIDNIGHT, NEW YORK

CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By hand delivery, mail or overnight courier at:

Wilmington Trust, National Association

c/o Wilmington Trust Company

Rodney Square North 1100 North Market Street

Wilmington, DE 19890-1626

Attention: Sam Hamed

By Facsimile:

(302) 636-4139

For Confirmation by Telephone:

(302) 636-6181

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED HEREIN.

Holders of Restricted Notes (as defined below) should complete this Letter of Transmittal either if Restricted Notes are to be forwarded herewith or if tenders of Restricted Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility specified by the holder pursuant to the procedures set forth in “The Exchange Offer—Book-Entry Transfer” and “The Exchange Offer—Procedures for Tendering the Restricted Notes” in the Prospectus (as defined below) and an “Agent’s Message” (as defined below) is not delivered. If tender is being made by book-entry transfer, the holder must have an Agent’s Message delivered in lieu of this Letter of Transmittal.

Holders of Restricted Notes whose certificates for such Restricted Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Restricted Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Restricted Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Restricted Notes are held of record by The Depository Trust Company (“DTC”).

The undersigned acknowledges receipt of the Prospectus dated                     , 2013 (as it may be amended or supplemented from time to time, the “Prospectus”) of US Foods, Inc., a Delaware corporation (the “Company”), and certain of the Company’s subsidiaries (each, a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange $975,000,000 aggregate principal amount of the Company’s 8.5% Senior Notes due 2019 (“Exchange Notes”), each of which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for the Company’s $975,000,000 8.5% Senior Notes due 2019 (the “Restricted Notes”). The Restricted Notes are fully and unconditionally guaranteed (the “Old Guarantees”) by the Subsidiary Guarantors and the Exchange Notes will be fully and unconditionally guaranteed (the “New Guarantees”) by the Subsidiary Guarantors. Upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the Subsidiary Guarantors will issue the New Guarantees with respect to all Exchange Notes issued in the Exchange Offer in exchange for the Old Guarantees of the Restricted Notes for which such Exchange Notes are issued in the Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the “Exchange Offer” include the Subsidiary Guarantors’ offer to exchange the Old Guarantees for the New Guarantees, references to the “Exchange Notes” include the related New Guarantees and references to the “Restricted Notes” include the related Old Guarantees.

For each Restricted Note of any class of the Restricted Notes accepted for exchange, the holder of such Restricted Note will receive an Exchange Note having a principal amount equal to that of the surrendered Restricted Note. The Exchange Notes will accrue interest at the applicable rate of interest per annum for the applicable Exchange Notes. Each of the Exchange Notes will accrue interest from the last interest payment date with respect to the corresponding class of the Restricted Notes, or from the original issue date if no interest has been paid with respect to such corresponding class of the Restricted Notes, to the day before the expiration of the Exchange Offer and thereafter, at the rate of interest per annum for the applicable Exchange Notes. However, if the Restricted Notes are surrendered for exchange on or after a record date (which is the close of business on the June 15 or December 15 immediately preceding the interest payment date, on June 30 and December 31 of each year, commencing on                     , 2013) for an interest payment date that will occur on or after the date of such exchange and as to which interest will be paid, interest on the applicable Exchange Notes received in exchange for such Restricted Notes will accrue from the date of such interest payment date.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS

CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Restricted Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts of Restricted Notes should be listed on a separate signed schedule affixed hereto.

All Tendering Holders Complete Box 1

Box 1* Description of Restricted Notes Tendered Herewith
Name(s) and Address(es) of Registered Holder(s)	Class of Restricted Notes Being Tendered	Certificate or Registration Number(s) of Restricted Notes**	Aggregate Principal Amount Represented by Restricted Notes	Aggregate Principal Amount of Restricted Notes Being Tendered***

Total:

*  If the space provided is inadequate, list the certificate numbers and principal amount of Restricted Notes on a separate signed schedule and attach the list to this Letter of Transmittal.

**  Need not be completed by book-entry holders.

***  The minimum permitted tender is $2,000 in principal amount. All tenders must be in the amount of $2,000 or in integral multiples of $1,000 in excess thereof. Unless otherwise indicated in this column, the holder will be deemed to have tendered the FULL aggregate principal amount represented by such Restricted Notes. See Instruction 2.

Box 2 Book-Entry Transfer

☐	CHECK HERE IF ANY TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Holders of Restricted Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Restricted Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Restricted Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

Box 3

Notice of Guaranteed Delivery

(See Instruction 1)

☐	CHECK HERE IF ANY TENDERED RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Description of Restricted Notes being delivered pursuant to a Notice of Guaranteed Delivery:

Window Ticket Number (if any):

Name of Eligible Guarantor Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Box 4

Return of Non-Exchanged Restricted Notes

Tendered by Book-Entry Transfer

☐	CHECK HERE IF ANY RESTRICTED NOTES TENDERED BY BOOK-ENTRY TRANSFER AND/OR NON-EXCHANGED RESTRICTED NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE IN BOX 2.

Box 5

Participating Broker-Dealer

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED ANY RESTRICTED NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of business, has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes or the Notes (within the meaning of the Securities Act), is not an “affiliate” (as defined in Rule 405 of the Securities Act) of the Company or the Subsidiary Guarantors, is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, and is not acting on behalf of any person who could not truthfully make the foregoing representations.

If the undersigned is a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of business, has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes or the Notes (within the meaning of the Securities Act), is not an “affiliate” (as defined in Rule 405 of the Securities Act) of the Company or the Subsidiary Guarantors, will receive the Exchange Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes (however, by so representing and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act), and is not acting on behalf of any person who could not truthfully make the foregoing representations.

A broker-dealer may not participate in the Exchange Offer with respect to Restricted Notes acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Restricted Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the Restricted Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Restricted Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if such Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Restricted Notes as are being tendered herewith.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) with respect to the tendered Restricted Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Restricted Notes, or transfer ownership of such Restricted Notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Restricted Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (2) present and deliver such Restricted Notes for transfer on the books of the Company and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Restricted Notes, all in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Restricted Notes tendered hereby, (b) when such tendered Restricted Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Restricted Notes tendered for exchange are not subject to any adverse claims or proxies when accepted by the Company. The undersigned hereby further represents that, whether or not such person is the undersigned, that the holder of such Restricted Notes and any such other person (a) is acquiring the Exchange Notes in the ordinary course of business, (b) has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes or the Notes (within the meaning of the Securities Act), (c) is not an “affiliate” (as defined in Rule 405 of the Securities Act) of the Company or the Subsidiary Guarantors, (d) if such holder or person is not a broker-dealer, such holder is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, (e) if such holder or person is a broker-dealer, such holder will receive the Exchange Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities and will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes, and (f) is not acting on behalf of any person who could not truthfully make the foregoing representations.

The undersigned acknowledges that the Exchange Offer is being made based on the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling, dated July 2, 1993, and similar no-action letters, that the Exchange Notes issued in exchange for the Restricted Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Company or the Subsidiary Guarantors within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder’s business, such holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes (within the meaning of the Securities Act), such holder has no arrangement or understanding with any person to participate in a distribution of such Exchange Notes, and such holder is not acting on behalf of any person who could not truthfully make a representation to the foregoing. However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as made in other circumstances.

If a holder of the Restricted Notes is an “affiliate” of the Company or the Subsidiary Guarantors, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Exchange Notes, has any arrangement or understanding with respect to a distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or is acting on behalf of any person who could not truthfully make the representations above, then such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

If the undersigned is a broker-dealer, it represents that it will receive the Exchange Notes for its own account in exchange for the Restricted Notes, that the Restricted Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale or transfer of such Exchange Notes; however, by so representing and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes (other than a resale of Exchange Notes received in exchange for an unsold allotment from the original sale of the Restricted Notes) with the Prospectus. The Prospectus may be used by certain broker-dealers (as specified in the exchange and registration rights agreements, in each case, by and among the Company, the Subsidiary Guarantors and the initial purchasers of the Restricted Notes as stated therein, (as the same may be amended, modified or supplemented from time to time, collectively the “Registration Rights Agreements”), relating to the Restricted Notes) for a period of up to 90 days after the Expiration Date. The Company has agreed that, for such period of time, it will keep its registration statement (containing the Prospectus) effective. By tendering in the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of Exchange Notes and agrees that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of an amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed by the Company with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of Exchange Notes. A broker-dealer that would receive Exchange Notes for its own account for its Restricted Notes, where such Restricted Notes were not acquired as a result of market-making activities or other trading activities, will not be able to participate in the Exchange Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Restricted Notes or transfer ownership of such Restricted Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Restricted Notes by the Company and the issuance of Exchange Notes in exchange therefore shall constitute performance in full by the Company of its obligations under the Registration Rights Agreements, and that the Company shall have no further obligations or liabilities thereunder except as specifically provided for therein. The undersigned will comply with its obligations under the Registration Rights Agreements.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Restricted Notes tendered hereby and, in such event, the Restricted Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under “The Exchange Offer—Conditions” occur.

The undersigned understands and agrees that by tendering its Restricted Notes pursuant to any of the procedures described herein will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions as set forth in the Prospectus and this Letter of Transmittal, including all of the undersigned’s representations. The undersigned recognizes that the Company may not be required to accept for exchange any or all of the Restricted Notes tendered hereby.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, administrators, trustees in bankruptcy and legal representatives of the undersigned. The tendering of Restricted Notes is irrevocable, except that tendered Restricted Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the terms of this Letter of Transmittal.

Unless otherwise indicated in Box 6 below entitled “Special Registration Instructions,” please deliver the Exchange Notes (and, if applicable, substitute certificates representing the Restricted Notes for any Restricted Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Restricted Notes, please credit the account indicated above in Box 2. Similarly, unless otherwise indicated in Box 7 below entitled “Special Delivery Instructions,” please send the Exchange Notes (and, if applicable, substitute certificates representing the Restricted Notes for any Restricted Notes not exchanged) to the undersigned at the address shown above in Box 1.

THE UNDERSIGNED, BY COMPLETING BOX 1 ABOVE ENTITLED “DESCRIPTION OF RESTRICTED NOTES TENDERED HEREWITH” AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE RESTRICTED NOTES AS SET FORTH IN SUCH BOX.

Box 6

SPECIAL REGISTRATION INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if certificates for the Restricted Notes not tendered and/or certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Restricted Notes whose name(s) appear(s) above.

Issue:   ☐  Restricted Notes not tendered to:

              ☐  Exchange Notes to:

Name(s):

(Please Print or Type)

Address:

(Include Zip Code)

Daytime Area Code and Telephone

Number:

Taxpayer Identification Number or Social Security Number:

Box 7

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if certificates for the Restricted Notes not tendered and/or certificates for the Exchange Notes are to be sent in the name of someone other than the registered holder(s) of the Restricted Notes whose name(s) appear(s) above.

Send:   ☐  Restricted Notes not tendered to:

              ☐  Exchange Notes to:

Name(s):

(Please Print or Type)

Address:

(Include Zip Code)

Daytime Area Code and Telephone

Number:

Taxpayer Identification Number or Social Security Number:

Box 8
ALL TENDERING HOLDERS
PLEASE SIGN HERE
(Complete accompanying Substitute Form W-9)

Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Restricted Notes) of the
Restricted Notes exactly as their name(s) appear(s) on the Restricted Notes hereby tendered or by any person(s)
authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

(Signature(s) of Holder(s))

Date:

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Including Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

GUARANTEE OF SIGNATURE(S) (If Required—See Instruction 4)

Authorized Signature:

Date:

Name:

Title:

Name of Firm:

Address of Firm:

(Including Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

Box 9
PAYER’S NAME: WILMINGTON TRUST, NATIONAL ASSOCIATION
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Name:

            (Please print or type first, middle and last name. If joint names, list both and circle the name of the person or entity whose number you enter in Part 1 below)

Holder is a (check one):

☐ C Corporation        ☐ S Corporation        ☐ Partnership        ☐ Individual/sole proprietor        ☐ Trust/Estate

☐ Limited Liability Company—Enter tax classification (C=C Corporation, S=S Corporation, P=Partnership)

☐ Other

Address:

Part 1—Please provide your Taxpayer Identification Number (“TIN”) in the space provided below and certify by signing and dating below.	Part 2—If you are exempt from backup withholding, check here. ☐ Exempt from backup withholding

(Social Security Number or Employer Identification Number)

☐ Check here if awaiting TIN.

Part 3—Certification—Under penalties of perjury, I certify that:

1.      The information provided above on this Substitute form W-9 is true, complete and correct;

2.      I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has informed me that I am no longer subject to backup withholding; and

3.      I am a U.S. citizen or other U.S. person (for federal tax purposes, you are a U.S. person if you are: (a) an individual who is a U.S. citizen or U.S. resident alien, (b) a partnership, corporation, company or association created or organized in the United States or under the laws of the United States, (c) an estate (other than a foreign estate) or (d) a domestic trust (as defined in Regulations section 301.7701-7)).

Certification Instructions—You must cross out item 2 of Part 3 if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item 2 of Part 3.
Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES TO SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me will be withheld and, if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

Signature	Date

GUIDELINES TO SUBSTITUTE FORM W-9

A copy of the IRS Form W-9 Instructions will be provided if you request one. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Guidelines for Determining the Proper Name and Identification Number for the Payee (You) to Give to the Payer.

Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the NAME and SOCIAL SECURITY NUMBER of:
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor

7.	Disregarded entity not owned by an individual	The owner

For this type of account:		Give the NAME and SOCIAL SECURITY NUMBER of:
8.	A valid trust, estate, or pension trust	The legal entity(4)

9.	Corporate or LLC electing corporate status on Form 8832 or Form 2553	The corporation

10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name and you may also enter your business or “doing business as” name on the second name line. You may use either your social security number or your employer identification number (if you have one), but the IRS encourages you to use your social security number.
(4)	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see “Special rules for partnerships” in the Form W-9 Instructions.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Obtaining a Taxpayer Identification Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5 “Application for a Social Security Card,” at the local Social Security Administration office, or obtain Form SS-4 “Application for Employer Identification Number,” by calling 1-800-TAX-FORM or accessing www.irs.gov/business, and apply for the applicable number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding include:

•

An organization exempt from tax under Section 501(a), any individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2);

•	The United States or any of its agencies or instrumentalities;

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

•	An international organization or any of its agencies or instrumentalities; or

•	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

Payees that may be exempt from backup withholding include:

•	A corporation;

•	A foreign central bank of issue;

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

•	A futures commission merchant registered with the Commodity Futures Trading Commission;

•	A real estate investment trust;

•	An entity registered at all times during the tax year under the Investment Company Act of 1940;

•	A common trust fund operated by a bank under Section 584(a);

•	A financial institution;

•	A middleman known in the investment community as a nominee or custodian;

•	A foreign central bank of issue; or

•	A trust exempt from tax under Section 664 or described in Section 4947.

Any exempt payee as described above still must check the box in Part 2, provide the Exchange Agent with an IRS Form W-9 or a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR NAME AND TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice

Section 6109 requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. It may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

(1)	Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)	Misuse of Taxpayer Identification Number. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

LETTER OF TRANSMITTAL INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

General

Please do not send certificates for Restricted Notes directly to the Company. Your certificates for Restricted Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of the Restricted Notes, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1.    Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

A holder of Restricted Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Restricted Notes) may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Restricted Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth on the first page hereof on or prior to the Expiration Date, (ii) complying with the procedure for book-entry transfer described below or (iii) complying with the guaranteed delivery procedures described below.

Holders who wish to tender their Restricted Notes and (i) whose Restricted Notes are not immediately available, (ii) who cannot deliver their Restricted Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date, or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Restricted Notes pursuant to the guaranteed delivery procedure set forth in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus and by completing Box 3. Holders may tender their Restricted Notes if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) the Exchange Agent receives (by facsimile transmission, mail or hand delivery), on or prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal that (a) sets forth the name and address of the holder of Restricted Notes, if applicable, the certificate numbers of the Restricted Notes to be tendered and the principal amount of Restricted Notes tendered, (b) states that the tender is being made thereby, and (c) guarantees that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal, or a facsimile thereof, together with the Restricted Notes, or a book-entry confirmation, and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof and the certificates representing all tendered Restricted Notes in proper form, or a confirmation of book-entry transfer of the Restricted Notes into the Exchange Agent’s account at the appropriate book-entry transfer facility, and all other documents required by this Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Any holder who wishes to tender Restricted Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Restricted Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Restricted Notes for exchange (see Instruction 9).

2.    Partial Tenders; Withdrawals.

Tenders of Restricted Notes will be accepted only in the principal amount of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of Restricted Notes evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of Restricted Notes tendered in the column entitled “Aggregate Principal Amount of Restricted Notes Being Tendered” in Box 1 above. A newly issued certificate for the Restricted Notes submitted but not tendered, or not accepted for exchange if applicable, will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Restricted Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated. Restricted Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Restricted Notes are irrevocable.

To be effective with respect to the tender of Restricted Notes, a written notice of withdrawal (which may be by telegram, telex, facsimile or letter) must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth on the first page hereof before 12:00 midnight, New York City time, on the Expiration Date; (ii) specify the name of the person who tendered the Restricted Notes to be withdrawn; (iii) identify the Restricted Notes to be withdrawn (including the principal amount of such Restricted Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Restricted Notes and the principal amount of Restricted Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Restricted Notes exchanged; (v) specify the name in which any such Restricted Notes are to be registered, if different from that of the withdrawing holder; and (vi) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee and/or any accompanying document of transfer). The Exchange Agent will return the properly withdrawn Restricted Notes promptly following receipt of notice of withdrawal. If Restricted Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility from which the Restricted Notes were tendered and the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Restricted Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity, form and eligibility of any notice of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

Any Restricted Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Restricted Notes which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Restricted Notes tendered by book-entry transfer into the Exchange Agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Restricted Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering the Restricted Notes” in the Prospectus at any time prior to the Expiration Date.

Neither the Company, any affiliate or assigns of the Company, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

3.	Beneficial Owner Instructions.

Only a holder of Restricted Notes (i.e., a person in whose name Restricted Notes are registered on the books of the registrar or, or, in the case of Restricted Notes held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Restricted Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the “Instructions to Registered Holder from Beneficial Owner” form accompanying this Letter of Transmittal.

4.    Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Restricted Notes) of the

Restricted Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates (or on such security listing) without alteration, addition, enlargement or any change whatsoever.

If any of the Restricted Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any Restricted Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Restricted Notes.

When this Letter of Transmittal is signed by the registered holder(s) of Restricted Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Restricted Notes) listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s) of the Restricted Notes listed or the Exchange Notes are to be issued, or any Restricted Notes not tendered, or not accepted for exchange if applicable, are to be reissued, to a person other than the registered holder(s) of the Restricted Notes, such Restricted Notes must be endorsed or accompanied by separate written instruments (including, for example, a bond power) of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in each case signed exactly as the name or names of the registered holder(s) appear(s) on the Restricted Notes and the endorsements on certificates and the signatures on separate written instruments must be guaranteed by an Eligible Guarantor Institution. If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, submit proper evidence satisfactory to the Company, in its sole discretion, of such persons’ authority to so act.

Endorsements on certificates for the Restricted Notes or signatures on separate written instruments (including bond powers) required by this Instruction 4 must be guaranteed by a member in good standing of a recognized signature medallion program, an eligible guarantor institution identified in Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended, or one of the following firms (as these terms are used in Rule 17Ad-15): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings association (each an “Eligible Guarantor Institution”).

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Restricted Notes are tendered: (i) by a registered holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Restricted Notes) who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution.

5.    Special Registration Instructions and Special Delivery Instructions.

Tendering holders should indicate in Box 6 and/or Box 7 above the name and address in/to which the Exchange Notes and/or certificates for Restricted Notes not exchanged are to be issued and/or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number (i.e., the social security number or the employer identification number, as applicable) of the person named must also be indicated. A holder tendering the Restricted Notes by book-entry transfer may request that the Restricted Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate. See Box 4.

If no such instructions are given, the Exchange Notes (and any Restricted Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder’s account at the applicable book-entry transfer facility.

6.    Transfer Taxes.

The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of the Restricted Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes, or the Restricted Notes for principal amounts not tendered or not accepted for exchange, are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than the transfer and exchange of Restricted Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, then the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Restricted Notes listed in this Letter of Transmittal.

7.    Waiver of Conditions.

The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.    Mutilated, Lost, Stolen or Destroyed Securities.

Any holder whose Restricted Notes have been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been completed.

9.    No Conditional Tenders; No Notice of Irregularities.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of their Restricted Notes for exchange. The Company reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to any particular Restricted Note. The Company’s interpretation of the terms and conditions of the Exchange Offer (including in the Prospectus and in these instructions to this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Restricted Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person is under any obligation to notify holders of defects or irregularities with respect to tenders of Restricted Notes, nor shall they incur any liability for failure to give any such notification. Tenders of Restricted Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Restricted Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder promptly following the Expiration Date.

10.    Requests for Assistance or Additional Copies.

Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES OF RESTRICTED NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a holder may be subject to backup withholding unless the holder provides the Exchange Agent with either (I) for non-exempt U.S. holders, such holder’s correct taxpayer identification number (“TIN”) (i.e., social security number or employer identification number, as applicable) on IRS Form W-9 or the Substitute Form W-9 included herein, certifying (A) that the TIN provided is correct (or that such holder is awaiting a TIN), (B) that the holder is not subject to backup withholding because (x) such holder is exempt from backup withholding, (y) such holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the IRS has notified the holder that he or she is no longer subject to backup withholding, and (C) that the holder is a U.S. citizen or other U.S. person (including a U.S. resident alien); or (II) for nonresident aliens or foreign entities not subject to backup withholding, a properly completed IRS Form W-8, as further described below. If the Exchange Agent is not provided with the correct TIN, the holder of Exchange Notes may also be subject to certain penalties imposed by the IRS and any payments that are made to such holder may be subject to backup withholding (see below and the enclosed “Guidelines to Substitute Form W-9”).

Certain holders (including, among others, corporations and certain foreign persons) may be exempt from backup withholding. Such exempt holders should indicate their exempt status on IRS Form W-9 or the Substitute Form W-9, or other applicable form. A corporation must complete the appropriate documentation, providing its TIN and, if applicable, indicating that it is exempt from backup withholding. A holder that is a foreign person must submit the appropriate IRS Form W-8, signed under penalties of perjury, and in order to qualify as exempt from backup withholding must attest to its exempt status. The appropriate IRS Form W-8 can be obtained from the Exchange Agent. See the enclosed “Guidelines to Substitute Form W-9” for more instructions. Holders are encouraged to consult their own tax advisors to determine whether they are exempt from backup withholding and reporting requirements.

If backup withholding applies, the payer is required to withhold a portion of any payments made to the holder of Exchange Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided the required information is furnished. The payer cannot refund amounts withheld by reason of backup withholding.

A holder who does not have a TIN may check the box in Part 1 of the IRS Form W-9 or the Substitute Form W-9 if the surrendering holder of Restricted Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 1 is checked, the holder must also complete the “Certificate of Awaiting Taxpayer Identification Number” below the Substitute Form W-9 in Box 9 in order to avoid backup withholding. Notwithstanding that the box in Part 1 is checked and the “Certificate of Awaiting Taxpayer Identification Number” is completed, the payer will withhold a portion of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent and, if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the IRS. The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Restricted Notes. If the Restricted Notes are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines to Substitute Form W-9” for additional guidance on which number to report.